UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 21, 2004

ALLTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Allied Drive, Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (501) 905-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02.    Results of Operations and Financial Condition

On October 21, 2004, ALLTEL Corporation ("ALLTEL" or the "Company") issued a Press Release announcing the Company's third quarter 2004 unaudited consolidated results of operations. The Press Release presents the Company's consolidated results of operations measured under generally accepted accounting principles ("GAAP") and its results of operations from current businesses.

"Results of operations from current businesses" include the following:

  Total operating income from current businesses

  Income taxes from current businesses

  Net income from current businesses

  Basic and diluted earnings per share from current businesses

  Equity free cash flow from current businesses

The current business measures are non-GAAP financial measures that differ from their respective GAAP counterparts in that they exclude the effects of discontinued operations, early termination of debt, restructuring and other charges, gain on disposal of assets, write-down of investments, and the reversal of certain income tax contingency reserves.

ALLTEL's purpose for excluding items from the current business measures is to focus on ALLTEL's true earnings capacity associated with providing telecommunication services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company's operations. For these reasons, ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company's GAAP consolidated results of operations. The Company uses results from current businesses as management's primary measure of the performance of its business segments. ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

Equity free cash flow from current businesses is a non-GAAP financial measure that is computed as net income from current businesses plus depreciation and amortization less capital expenditures including capitalized software development costs. The Company believes that reporting equity free cash flow from current businesses assists investors in understanding ALLTEL's ability to generate sufficient positive cash flows to fund its ongoing cash operating requirements including capital expenditures, payment of dividends and debt service obligations. Equity free cash flow from current businesses should not be considered in isolation or as a substitute for cash flow from operations prepared in accordance with GAAP.

The financial tables of ALLTEL's Press Release include a reconciliation of each of the non-GAAP financial measures discussed above to its most directly comparable financial measure calculated and presented in accordance with GAAP. A copy of ALLTEL's Press Release dated October 21, 2004 is attached hereto as Exhibit 99(a) and is furnished as a part of this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLTEL CORPORATION
(Registrant)

By: /s/ Jeffery R. Gardner
Jeffery R. Gardner
Executive Vice President - Chief Financial Officer
(Principal Financial Officer)
October 21, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99(a)	Press Release, dated October 21, 2004 of ALLTEL Corporation.

4